                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement

[ ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
       (AS PERMITTED BY RULE 14A-6(E)(2))

[ ]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant toss.240.14a-12

                        1838 BOND-DEBENTURE TRADING FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
       2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
       5) Total fee paid:


--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
--------------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    3) Filing Party:
--------------------------------------------------------------------------------
    4) Date Filed:
--------------------------------------------------------------------------------

                        1838 BOND-DEBENTURE TRADING FUND

                     --------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     --------------------------------------

                                  JULY 20, 2004

                                                   King of Prussia, Pennsylvania
                                                                    June _, 2004

TO THE SHAREHOLDERS OF
     1838 BOND-DEBENTURE TRADING FUND:

     The Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund (the "Fund") will be held on July 20, 2004 at 11:00 a.m. Eastern Time, at the Fund's executive offices, 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, PA, 19406, for the following purposes:

     (1) the election of four Directors;

     (2) to approve or disapprove a new Investment Advisory Agreement between 1838 Investment Advisors, LP and the Fund; and

     (3) to transact such other business as may properly come before the meeting and any adjournments thereof.

     The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on June 1, 2004 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted. For your convenience, you may also vote your shares electronically through the Internet or by telephone. Instructions for both options are included on the enclosed proxy card.

                               ANNA M. BENCROWSKY
                                    Secretary

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
             NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.


PLEASE INDICATE YOUR VOTING INSTRUCTIONS EITHER ELECTRONICALLY, BY TELEPHONE OR DIRECTLY ON THE ENCLOSED PROXY CARD. DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND AND TO 1838 INVESTMENT ADVISORS, LP OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING ELECTRONICALLY, TELEPHONING OR MAILING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

                        1838 BOND-DEBENTURE TRADING FUND

                    2701 RENAISSANCE BOULEVARD, FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406

                                 PROXY STATEMENT

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 20, 2004

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of 1838 Bond-Debenture Trading Fund (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Tuesday, July 20, 2004 at 11:00 a.m. (Eastern time), at 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, Pennsylvania 19406, and at any adjournments thereof (the "Annual Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are expected to be distributed to shareholders on or about June __, 2004.

         In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund's Common Stock. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Annual Meeting. Voting electronically, telephoning or signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund.

         THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE NOMINATED DIRECTORS AND TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN 1838 INVESTMENT ADVISORS, LP AND THE FUND, AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

         On June 1, 2004, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding [# OF SHARES TO BE INSERTED] shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

         THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MARCH 31, 2004 IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING TO THE FUND AT THE ADDRESS SET FORTH ABOVE OR BY CALLING THE FUND AT 1-800-232-1838.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         Four Directors are to be elected at the Annual Meeting to constitute the entire Board of Directors, and to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified.

         Except as otherwise directed on the Proxy Card, it is the intention of the persons named on the proxy card to vote at the Annual Meeting for the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Directors who are not "interested persons" of the Fund ("Independent Directors"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the nominees are currently Directors of the Fund whose term expires on the date of the Annual Meeting or when their successors are elected and qualify.

         Certain information regarding each of the nominees as well as the current Directors and executive officers of the Fund is set forth below.

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                          POSITION               YEAR FIRST        PRINCIPAL            FUND COMPLEX             OTHER
 NAME, ADDRESS AND        HELD WITH                BECAME        OCCUPATION FOR         OVERSEEN BY          DIRECTORSHIPS
        AGE                 FUND                  DIRECTOR        PAST 5 YEARS            DIRECTOR         HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
NOMINEE FOR DIRECTOR -- "INTERESTED PERSONS"

W. Thacher Brown*            Director              1988         President of MBIA            3**         Director, 1838
2701 Renaissance                                                Asset Management                         Investment Advisors
Blvd., Fourth Floor,                                            LLC; President and                       Funds (mutual
King of Prussia, PA                                             Director of 1838                         fund); Director,
19406                                                           Investment                               Airgas, Inc.; and
56                                                              Advisors, LLC; and                       Director,
                                                                Chartered Financial                      Harleysville Mutual
                                                                Analyst                                  Insurance Company,
                                                                                                         and Harleysville
                                                                                                         Group (insurance
                                                                                                         company)
NOMINEES FOR DIRECTOR - "INDEPENDENT DIRECTORS"
John Gilray Christy          Director              1983         Chairman, Chestnut            1          Director, The
2701 Renaissance Blvd.                                          Capital Corporation                      Philadelphia
King of Prussia, PA                                             (investment firm)                        Contributionship
19406                                                                                                    (insurance company)
71                                                                                                       and Former
                                                                                                         Director, Echo Bay
                                                                                                         Mines, Ltd. (gold
                                                                                                         mining)

Morris Lloyd, Jr.            Director              1989         Retired (former               1          None
2701 Renaissance                                                Regional Director,
Blvd.                                                           Trinity College;
King of Prussia, PA                                             former President
19406                                                           and CEO of The
66                                                              Philadelphia
                                                                Contributionship
                                                                (insurance company))

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                          POSITION               YEAR FIRST        PRINCIPAL            FUND COMPLEX             OTHER
 NAME, ADDRESS AND        HELD WITH                BECAME        OCCUPATION FOR         OVERSEEN BY          DIRECTORSHIPS
        AGE                 FUND                  DIRECTOR        PAST 5 YEARS            DIRECTOR         HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
J. Lawrence Shane            Director              1974         Retired (former               1          Former Chairman of
2701 Renaissance                                                Vice Chairman and                        the Board of
Blvd.                                                           CFO of Scott Paper                       Managers of
King of Prussia, PA                                             Company)                                 Swarthmore College
19406
69



* Mr. Brown is an "interested person" (as defined in the 1940 Act) of the Fund because he was an officer, director, and employee of the Fund's investment adviser, and is a director of the Fund.

** Mr. Brown oversees the Fund and the two portfolios of 1838 Investment Advisors Trust, which has the same investment adviser as the Fund.



CURRENT DIRECTORS AND OFFICERS

        NAME, ADDRESS AND            POSITION HELD                                        PRINCIPAL OCCUPATION
               AGE                     WITH FUND              POSITION SINCE                FOR PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
W. Thacher Brown                            See "Nominee for Director - Interested Persons"  above

John Gilray Christy                         See "Nominee for Director - Independent Persons" above

Morris Lloyd, Jr.                           See "Nominee for Director - Independent Persons" above

J. Lawrence Shane                           See "Nominee for Director - Independent Persons" above

John H. Donaldson                  President           1988 (President)               Director, 1838 Investment
2701 Renaissance Blvd.                                                                Advisors, LP; and Former
King of Prussia, PA                                                                   Director, 1838 Investment
19406                                                                                 Advisors LLC
50

Anna M. Bencrowsky                 Vice President      1988 (Vice President); 1996    Vice President and Chief
2701 Renaissance Blvd.             and Secretary       (Secretary)                    Compliance Officer, 1838
King of Prussia, PA                                                                   Investment Advisors, LP,
19406                                                                                 Vice President, Treasurer
53                                                                                    and Secretary of the 1838
                                                                                      Investment Advisors Trust;
                                                                                      Former Vice President and
                                                                                      Chief Compliance Officer of
                                                                                      1838 Investment Advisors,
                                                                                      LLC.

        NAME, ADDRESS AND            POSITION HELD                                        PRINCIPAL OCCUPATION
               AGE                     WITH FUND              POSITION SINCE                FOR PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Clifford D. Corso                  Vice President      1998                           President and Senior
MBIA Capital                                                                          Portfolio Manager, MBIA
Management Corp.                                                                      Capital Management Corp.;
113 King Street                                                                       Managing Director and Chief
Armonk, NY 10504                                                                      Investment Officer, MBIA
42                                                                                    Insurance Corporation.; and
                                                                                      Former Managing Director and
                                                                                      Head of Fixed Income, 1838
                                                                                      Investment Advisors, LLC

         The Board of Directors of the Fund held 8 regular meetings during the Fund's fiscal year ended March 31, 2004. Each Independent Director attended all meetings of the Board of Directors and each committee of which he was a member. Mr. Brown, an interested director of the Fund, attended all meetings.

AUDIT COMMITTEE

         The Board of Directors has formed an Audit Committee. The Board has adopted a written charter for the Audit Committee, which became effective September 10, 2003. The charter is attached as Exhibit A to this proxy statement.

         The Audit Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. Each member of the Audit Committee also is an "independent" member, as that term is defined by the New York Stock Exchange's listing standards.

         The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes selects and retains the independent accountants for the Fund.

AUDIT COMMITTEE REPORT

         During the fiscal year ended March 31, 2004, the Audit Committee met twice and has reviewed and discussed the Fund's audited financial statements with Fund management. Further, the Audit Committee has discussed with Tait, Weller & Baker ("TWB"), the Fund's independent accountants, the matters required to be discussed by SAS 61 (regarding audit standards). The Audit Committee has received the written disclosures and a letter from TWB required by Independence Standards Board Standard No. 1 (regarding auditor independence), and has discussed with TWB the independence of TWB. Based upon the foregoing, the Audit Committee recommended to the full Board of Directors that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for filing with the U.S. Securities and Exchange Commission for the fiscal year ended March 31, 2004.

                                                            John Gilray Christy
                                                            Morris Lloyd, Jr.
                                                            J. Lawrence Shane

NOMINATING COMMITTEE

         On May 6, 2004, the Board of Directors formed a Nominating Committee and adopted a written charter for the Nominating Committee. Prior to May 6, 2004, nominees would be considered and approved by the Independent Directors of the Fund. The charter is attached as Exhibit B to this proxy statement. The Nominating Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. Each member of the Nominating Committee also is an "independent" director, as that term is defined by the New York Stock Exchange's listing standards.

         The Nominating Committee recommends nominees for Directors and officers for consideration by the full Board of the Fund. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent Directors and recommends any changes in director compensation to the full Board of Directors. The Fund does not currently have a written policy with regard to stockholder recommendations. The absence of such a policy does not mean, however, that a shareholder recommendation would not have been considered had one been received. In evaluating director nominees, the Nominating Committee considers the following factors: (i) the appropriate size and composition of the Fund's Board of Directors; (ii) whether the person is an "interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act; (iii) the needs of the Fund with respect to the particular talents and experience of its Directors;
(iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors; (v) experience with accounting rules and practices; (vi) all applicable laws, rules, regulations, and listing standards. The Nominating Committee's goal is to assemble a Board of Directors that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience.

         Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as they may deem to be in the best interests of the Fund and its shareholders. The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. If the Nominating Committee determines that an additional director is required, the entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. It is not the present intention of the Nominating Committee to engage third parties to identify or evaluate or assist in identifying potential nominees, although the Nominating Committee reserves the right in the future to do so, if necessary.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

         Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, PA 19406.

DIRECTOR COMPENSATION

         For the fiscal year ended March 31, 2004, the Fund paid only those Directors who are Independent Directors in the amount of $1,500 per quarter in addition to $750 for each meeting of the Board and $750 for each committee meeting, if held separately, attended by him, plus reimbursement for expenses. Such fees totaled $29,250 for the fiscal year ended March 31, 2004. On May 5, 2004, the Board approved revised compensation for the Independent Directors in the amount of $2,500 per quarter in addition to $1,000 for each meeting of the Board and $1,000 for each committee meeting, if held separately, attended by him, plus reimbursement for expenses.

         The aggregate compensation paid by the Fund to each of its Directors serving during the fiscal year ended March 31, 2004 is set forth in the compensation table below. Mr. Brown serves on the Board of the Fund and on the Board of 1838 Investment Advisors Trust, a registered investment company advised by 1838 Investment Advisors, LP (collectively, the "Fund Complex"). Mr. Brown receives no direct compensation for his services on either Board. None of the other Directors serves on the Board of any other registered investment company to which the Fund's investment adviser or an affiliated person of the Fund's investment adviser provides investment advisory services.

                                                               PENSION OR
                                                               RETIREMENT                         TOTAL COMPENSATION
                                            AGGREGATE       BENEFITS ACCRUED       ESTIMATED      FROM FUND AND FUND
          NAME OF PERSON AND              COMPENSATION       AS PART OF FUND    ANNUAL BENEFITS     COMPLEX PAID TO
          POSITION WITH FUND              FROM THE FUND         EXPENSES        UPON RETIREMENT        DIRECTORS
--------------------------------------- ------------------ -------------------- ----------------- --------------------
W. Thacher Brown, Director*                    $ 0                 $0                  $0                 $ 0
John Gilray Christy, Director                $9,750                $0                  $0               $9,750
Morris Lloyd, Jr., Director                  $9,750                $0                  $0               $9,750
J. Lawrence Shane, Director                  $9,750                $0                  $0               $9,750

---------------
* "Interested person" of the Fund as defined by Section 2(a)(19) of the 1940
  Act.

OWNERSHIP OF FUND SECURITIES*

                                                                                  DOLLAR RANGE OF EQUITY SECURITIES
                                               DOLLAR RANGE OF EQUITY                       IN ALL FUNDS
                NAME                           SECURITIES IN THE FUND             OVERSEEN IN A FAMILY OF FUNDS***
------------------------------------------------------------------------------- --------------------------------------
         INTERESTED DIRECTOR AND EXECUTIVE OFFICERS
W. Thacher Brown                                 $50,000 - $100,000                         Over $100,000
John H. Donaldson**                              $10,000 - $50,000                          Over $100,000
Anna M. Bencrowsky**                             $50,000 - $100,000                         Over $100,000
Clifford D. Corso                                       $0                                        $0
         INDEPENDENT DIRECTORS
John Gilray Christy**                            $50,000 - $100,000                         $50,000 - $100,000
Morris Lloyd, Jr.                                $10,000-$50,000                            $10,000-50,000
J. Lawrence Shane**                              $10,000 - $50,000                          $10,000 -$50,000

---------------
*        As of June 1, 2004.
** Mr. Christy's shares are owned jointly with his wife. Some of Mr. Donaldson's shares are owned by his wife for the benefit of a minor child. Mr. Shane's shares are owned jointly with his wife.
         Mrs. Bencrowsky's shares are owned jointly with her husband.
*** Mr. Brown and Mrs. Bencrowsky own shares of the Fund, and shares of portfolios of 1838 Investment Advisors Funds.

         None of the Independent Directors, and no immediate family member of any Independent Director, owns securities of the Fund's investment adviser, or any control person of the Fund's investment adviser. As of June 1, 2004, Directors and nominees for director and executive officers (7 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares.

REQUIRED VOTE

         A majority of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Directors, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

              PROPOSAL 2: APPROVAL OF INVESTMENT ADVISORY AGREEMENT

         Shareholders of the Fund are being asked to approve a new investment advisory agreement ("New Agreement") between 1838 Investment Advisors, LP and the Fund. A form of the New Agreement as approved by the Directors is attached as Exhibit C.

         A new investment advisory agreement is necessitated by the recent purchase by Andover Acquisition Co., LP ("Andover") of specified assets of 1838 Investment Advisors, LLC ("1838 LLC") subject only to the assumption by Andover of specified liabilities of 1838 LLC, as set forth in an asset purchase agreement dated as of March 26, 2004 between Andover, 1838 LLC, MBIA Asset Management, LLC and MBIA Inc. (the "Sale"). The Sale resulted in an "assignment" and automatic termination of the investment advisory agreement between 1838 LLC and the Fund that was in effect immediately prior to the Sale pursuant to the 1940 Act. The Sale closed on May 13, 2004. After the Sale, Andover Acquisition Co., LP changed its name to 1838 Investment Advisors, LP ("1838 LP"). Following the Sale, the business of 1838 LLC will remain intact, with the same personnel and with new capital being used to augment investment resources and capabilities of 1838 LP.

         Under the 1940 Act, the Sale resulted in an "assignment" and automatic termination of the existing investment advisory agreement (the "Prior Agreement") between 1838 LLC and the Fund. The Fund's Board of Directors has approved the New Agreement, which must be submitted to the Fund's shareholders for their approval. As permitted under rules promulgated under the 1940 Act, the Fund's Board of Directors has also approved a temporary interim investment advisory agreement between 1838 LP and the Fund (the "Interim Agreement") which is intended to be in effect from the date of the Sale through the date the New Agreement, if approved by the Fund's shareholders, takes effect.

         The following summary provides information about 1838 LP, as well as the Prior Agreement, the Interim Agreement and the New Agreement.

INFORMATION CONCERNING 1838 LP

         1838 LP is a Delaware limited partnership and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. 1838 LP has offices at 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, PA 19406. The general partner of 1838 LP is Andover Management LLC, a Delaware limited liability company located at 1301 First Avenue, Suite 201, Seattle, WA 98101.

         Each officer or director of the Fund who is also an officer, director, employee, general partner and/or a shareholder of 1838 LP is listed below:

         NAME AND POSITION WITH THE FUND                      POSITION WITH 1838 LP
         -------------------------------                      ---------------------
         John H. Donaldson, President                         Director - Fixed Income Portfolio Manager

         Anna M. Bencrowsky, Vice President &                 Vice President & Chief Compliance Officer
         Secretary

INFORMATION ABOUT THE PRIOR AGREEMENT

         The Prior Agreement was approved for an additional one-year period by the Directors at a meeting held for that purpose on May 7, 2003. The Prior Agreement would have remained in effect from year to year if specifically approved at least annually by the Board of Directors and by the vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for such purpose. The Prior Agreement was last approved by shareholders of the Fund on July 30, 1998.

         The Prior Agreement provides that all costs and expenses not expressly assumed by 1838 LLC under the Prior Agreement would be paid by the Fund, including, but not limited to, the Fund's operating expenses, including taxes, interest charges, fees for its attorneys, independent accountants, custodians, transfer agents and registrars, Independent Directors' fees, out-of-pocket costs, if any, incurred in obtaining process of portfolio securities and costs incurred in preparing shareholder reports and proxy materials. The Fund will also pay brokerage commissions on its portfolio transactions in equity securities.

         Pursuant to the Prior Agreement, 1838 LLC was entitled to be paid by the Fund on the last day of each month on which the New York Stock Exchange is open for trading, a fee at the rate of 5/8 of 1% of the first $40 million of the net asset value of the Fund on such day and 1/2 of 1% of the net asset value of the Fund on such day in excess of $40 million. For the fiscal year ended March 31, 2004, the Fund paid $485,523 to 1838 LLC for its services, which amounts to 0.56% of the Fund's average net assets.

         Under the Prior Agreement, 1838 LLC was not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of 1838 LLC to the Fund.

         The Prior Agreement provided that it may be terminated at any time, without the payment of any penalty, on 60 days' written notice by 1838 LLC, by the Fund acting pursuant to a resolution adopted by the Board, or by the vote of a majority of the outstanding shares of the Fund. The Prior Agreement provided for its automatic termination upon assignment.

         The Sale resulted in the "assignment" (as defined in the 1940 Act) and the automatic termination of the Prior Agreement. As permitted under rules promulgated under the 1940 Act, the Fund's Board of Directors approved the Interim Agreement. However, for the Fund to continue to receive investment advisory services from 1838 LP beyond the interim period, the Fund and 1838 LP must enter into the New Agreement. The New Agreement will only take effect if approved by shareholders holding a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act.

         If the New Agreement is not approved by the shareholders of the Fund, the Directors will consider what other action is appropriate based upon the best interests of the shareholders.

INFORMATION ABOUT THE INTERIM AGREEMENT

         The Prior Agreement terminated upon the completion of the Sale on May 13, 2004, at which time 1838 LP assumed its responsibilities as the interim investment adviser pursuant to the Interim Agreement that is substantially similar to the Prior Agreement. The Interim Agreement was unanimously approved by the Board of Directors on March 31, 2004, in accordance with Rule 15a-4 of the 1940 Act to ensure that the Fund would continue to receive investment advisory services when the Prior Agreement terminated. Rule 15a-4 allows the Interim Agreement to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, provided that the fees payable under such agreement do not exceed the fees payable under the predecessor agreement (i.e., the Prior Agreement) and that certain contractual provisions are included in the Interim Agreement.

         Specifically, as required by Rule 15a-4, the Interim Agreement provides that it may be terminated by the Board or holders of a majority of the Fund's shares at any time without penalty on ten days' written notice. Furthermore, the Interim Agreement requires all fees earned to be placed in escrow with the Fund's custodian pending shareholder approval of the New Agreement. If shareholders do not approve the New Agreement, 1838 LP will only be entitled to the lesser of its actual costs in providing services to the Fund during the term of the Interim Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned).

         The Interim Agreement will terminate on the earlier of the effective date of the New Agreement or 150 days after the effective date of the Interim Agreement. In order for 1838 LP to continue to provide investment advisory services beyond the interim period, shareholders of the Fund will need to approve the New Agreement.

         The Board contemplated the approval of the Interim Agreement and the New Agreement at the same time and took into consideration information regarding the management, financial position and business of 1838 LP, as well as the experience of 1838 LP's portfolio management team. The Board also considered whether 1838 LP would provide investment advisory services at the same or at a higher level than that of 1838 LLC prior to the Sale. The Board's evaluation of 1838 LP and the Sale is discussed in more detail below.

INFORMATION CONCERNING THE NEW AGREEMENT

         The terms of the New Agreement are substantially identical to the Prior Agreement, except for a change in the effective and termination dates and the change in the Fund's investment adviser from 1838 LLC to 1838 LP.

         It is anticipated that the New Agreement will become effective as of the date that shareholder approval is obtained. The New Agreement will continue in effect for an initial term of two years and may continue thereafter from year to year by the vote of the Board of Directors of the Fund and by the vote of a majority of the Directors who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

EVALUATION OF THE NEW AGREEMENT BY THE BOARD OF DIRECTORS

         The Board of Directors of the Fund met on March 31, 2004 to consider the Sale and its anticipated effects upon the investment management services provided to the Fund. The Board, including a majority of the Directors who are not parties to the investment advisory agreement or "interested persons" of any such party, voted to recommend the New Agreement to the Fund's shareholders for their approval.

         At the March 31, 2004 meeting, the Directors had the opportunity to meet with representatives of 1838 LP to discuss why 1838 LP chose to acquire the business of 1838 LLC and to determine whether the Sale will be beneficial to the Fund. 1838 LP, in acquiring the business of 1838 LLC, is seeking to expand the business of Orca Bay Partners, 1838 LP's affiliate and a Seattle-based private equity firm. The Board of Directors of the Fund considered how the Fund and affiliated mutual funds will blend with the Orca Bay Partners' core large cap experience. The Board of Directors also considered 1838 LP's reasons for acquiring 1838 LLC including the attractive size of the business of 1838 LLC, its personnel, and its tax-efficient advisory products. The Board of Directors also considered Orca Bay Partners' investment in other investment advisory firms, including firms that have advised registered investment companies. The Directors considered the proposed structure of 1838 LP following the Sale, how 1838 LP plans to integrate 1838 LLC's existing operations into its business model, and how 1838 LP plans to grow its investment advisory business.

         The Board of Directors, on behalf of the Fund, requested and reviewed various materials with respect to 1838 LP and the Sale, including materials furnished by Andover. These materials included information about 1838 LP and its personnel, operations and financial condition. The Board of Directors also reviewed the terms of the Sale and evaluated the ability of 1838 LP to provide a stable financial environment for the provision of services to the Fund.

         In considering the New Agreement, the Directors considered that the terms do not contemplate any change in (i) the personnel managing the Fund; or
(ii) the fees paid by the Fund to 1838 LP for investment advisory services. 1838 LP has informed the Board of Directors that the Sale is not expected to result in any changes to the foregoing. Following the consummation of the Sale, 1838 LP is expected to continue to operate the investment advisory business conducted by 1838 LLC in substantially the same manner as previously conducted by 1838 LLC. There can be no assurances, however, that changes may not occur. If, after the consummation of the Sale, changes in the conduct of this business are proposed that might materially affect the services to the Fund, the Board of Directors will consider the effect of those changes and take such action as it deems advisable under the circumstances.

         Section 15(f) of the 1940 Act permits, in the context of an investment adviser to a registered investment company selling its business, the receipt by such adviser, or any of its affiliated persons, of any amount or benefit in connection with the Sale, as long as two conditions are satisfied. First, an "unfair burden" (as defined in the 1940 Act) must not be imposed on the investment company as a result of the Sale. For purposes of Section 15(f), an unfair burden would include any arrangement during a two year period after the Sale whereby the investment adviser, or any interested persons of such adviser, receives or is entitled to receive any compensation from the investment company or its shareholders other than the fees for bona fide investment advisory or other services. The second condition of Section 15(f) is that, during the three year period after the sale of such interest, at least 75% of the investment company's Board of Directors must not be "interested persons" of the investment company's adviser or predecessor adviser.

         Management of the Fund is not aware of any circumstances arising from the Sale that might result in the imposition of an "unfair burden" on the Fund. Furthermore, the second condition of Section 15(f), the 75% disinterested director requirement, was satisfied as of the closing of the Sale.

REQUIRED VOTE

         A majority of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, the vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, represented at the meeting in person or by proxy, is required for approval of the investment advisory agreement ("1940 Act Majority Vote"). A 1940 Act Majority Vote means the vote of (a) at least 67% of the shares of each Fund present in person or by proxy, if more than 50% of the shares of the Fund are represented at the meeting, or (b) more than 50% of the outstanding shares of each Fund, whichever is less. Abstentions and broker non-votes have the effect of a negative vote on the proposal for approval of the New Agreement.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                          THE FUND'S SHAREHOLDERS VOTE
               "FOR" PROPOSAL NO. 2 TO APPROVE THE NEW AGREEMENT.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker ("Tait Weller"), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected to serve as the Fund's independent accountants for the Fund's fiscal year ending March 31, 2005. Tait Weller acted as the Fund's independent accountants for the fiscal year ended March 31, 2004. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Funds. A representative of Tait Weller will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Tait Weller for professional services received during and for the Fund's fiscal years ended March 31, 2003 and 2004, respectively.

FISCAL YEAR ENDED                                  AUDIT-RELATED
MARCH 31,                     AUDIT FEES               FEES              TAX FEES          ALL OTHER FEES
------------------------------------------------------------------------------------------------------------
2003                           $14,000                  $0                $2,500                 $0
2004                           $14,000                  $0                $2,000                 $0

The Fund's Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Exchange Act of 1934, as amended (the "Exchange Act") to the Fund's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee. All of the audit, audit-related and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended March 31, 2003 and March 31, 2004 were pre-approved by the Audit Committee. For The Fund's fiscal year ended March 31, 2004, Tait Weller has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Fund's investment adviser or any affiliates thereof that provide services to the Fund.

INVESTMENT ADVISORY AND ADMINISTRATOR

         Since the consummation of the Sale on May 13, 2004, 1838 Investment Advisors, LP, 2701 Renaissance Blvd., Fourth Floor, King of Prussia, PA, 19406, has served as the Fund's interim investment adviser and administrator. MBIA Municipal Investors Services, 113 King Street, Armonk, NY 10504 provides certain accounting services to the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of June 1, 2004, there were no persons known by the Fund to own beneficially more than 5% of the outstanding voting shares of the Fund.

         The following table sets forth for each Director and for the Directors and officers as a group, the amount of equity securities owned in the Fund as of ___, 2004. The information as to beneficial ownership is based on statements furnished to the Fund by each Director and officer. Unless otherwise noticed,
(i) beneficial ownership is based on sole investment power, (ii) each Director's individual shareholdings of the Fund constitutes less than 1% of the outstanding shares of the Fund, and (iii) as a group, the Directors and officers of the Fund own less than 1% of the shares of the Fund.

                                                                              PERCENTAGE OF FUND'S
NAME OF DIRECTOR/OFFICER                               NUMBER OF SHARES        OUTSTANDING SHARES
-----------------------------------------------------------------------------------------------------------
           Aggregate Share Ownership of
           Directors and Officers as a Group

SHAREHOLDER PROPOSALS

         Proposals intended to be presented by shareholders for consideration at the year 2005 Annual Meeting of Shareholders must be received by the Secretary of the Fund at the Fund's principal office no later than February 4, 2005 in order to be included in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Fund's 2005 Annual Meeting of Shareholders, other than one that will be included in the Fund's proxy materials, should notify the Fund no later than April [ ], 2005. If a shareholder who wishes to present a proposal fails to notify the Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

OPEN MATTERS

         The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                                      By Order of the Directors,



                                                              Anna M. Bencrowsky
                                                                       Secretary

DATED: June __, 2004                            1838 Bond-Debenture Trading Fund



IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU VOTE ELECTRONICALLY, BY TELEPHONE OR THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                                                                       EXHIBIT A

                        1838 BOND-DEBENTURE TRADING FUND

                             AUDIT COMMITTEE CHARTER

I.
PURPOSE

         The purpose of the Audit Committee is to assist the Board of Directors of 1838 Bond-Debenture Trading Fund (the "Fund") in undertaking and fulfilling its oversight responsibilities in connection with:

                1. reviewing the financial reports and other financial information prepared by the Fund for submission to any governmental or regulatory body or the public and monitoring the integrity of such financial reports;

                2. reviewing the Fund's systems of internal controls established for finance, accounting, legal compliance and ethics;

                3. reviewing the Fund's accounting and financial reporting processes generally and the audits of the financial statements of the Fund;

                4. monitoring compliance with legal regulatory requirements;

                5. monitoring the independence and performance of the Fund's independent public accountants; and

                6. providing effective communication between the Board, senior and financial management and the Fund's independent public accountants.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full power and all necessary resources to retain special legal, accounting or other consultants to advise the Committee.

II.
MEMBERSHIP AND TERM

                1.1. Membership. The Audit Committee shall consist of at least three members of the Fund's Board of Directors. Committee members shall meet the independence requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission ("Commission"). Accordingly,

                1. The Committee shall be composed entirely of Directors who are not "interested persons" (as defined in the Investment Fund Act of 1940);

                2. Each member of the Committee must be an independent, non-executive Director free from any relationship that, in the judgment of the Board, may interfere with the exercise of the member's independence;


                                   Exhibit A-1

                3. Each member of the Committee must not receive any payments from the Fund other than in such member's capacity as a Director;

                4. Each member of the Committee must be financially literate(1) at the time of appointment to the Committee; and

                5. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         B. Term. Each member of the Committee shall serve until his resignation or he is otherwise removed. Any vacancy occurring in the Committee shall be filled by the remaining Committee members. The members of the Committee will elect a Chairman by formal vote of the Committee's full membership.

III.
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The Fund's independent public accountants shall be accountable to the Committee. The Committee will ascertain that the independent public accountants will be available to the full Board at least annually (and more frequently if deemed appropriate by the Committee) to provide the Board with a timely analysis of significant financial reporting issues. The Committee will not engage the independent public accountants to perform any services set forth in Section 10(A)(g) of the Exchange Act.

IV.
MEETINGS

         The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require, all in accordance with the Fund's charter and bylaws.

         a. The Committee shall meet at least annually with management of the Fund and with the Fund's independent public accountants to discuss any issues arising from the Committee's oversight obligations.

         b. The Committee shall meet at least annually with the independent public accountants (outside the presence of management) to discuss any issues arising from the Committee's oversight obligations.


------------------
         (1) The term "financial literacy" means that a member of the Committee must have the ability to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. The term "financial literacy" does not mean that a member must have a chief financial officer's or accounting practitioner's understanding of generally accepted accounting principles, consistently applied, as adopted in the United States of America by the Financial Accounting Standards Board ("GAAP").


                                   Exhibit A-2

         c. The Committee shall meet at least annually with management (outside the presence of the independent public accountants) to discuss management's evaluation of the work performed by the independent public accountants and the appropriateness of their fees.

         d. The Committee shall keep minutes of each meeting and those minutes shall be reported to the Board of Directors.

V.
RESPONSIBILITIES

         The following functions are the common recurring activities of the Committee in carrying out its oversight role. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

            1. Review and reassess the adequacy of this Committee and its Charter not less than annually and recommend any proposed changes to the Board for consideration and approval.

            2. Review with management and the independent public accountants the audited financial statements and related footnotes, and the clarity of the disclosures in the financial statements, to be included in the Fund's Annual Report on Form N-CSR and N-SAR, and its Annual Report to Shareholders, including a review of major issues regarding accounting and auditing principles and practices and any related party transactions as well as the adequacy of internal controls that could significantly affect the Fund's financial statements, and review and consider with the independent public accountants the matters required to be discussed by Statement on Auditing Standards ("SAS") 61.

            3. Review with management and the independent public accountants their judgments about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity and transparency of the disclosures in the financial statements.

            4. Prepare the report required by the rules of the Securities and Exchange Commission regarding the Committee, to be included in the Fund's annual proxy statement. The Committee will include a statement within such report on whether the Committee has recommended that the financial statements be included in the Fund's annual report to shareholders, and on Forms N-SAR and N-CSR. The Committee should also ensure that a copy of the Committee's Charter is included within the Fund's proxy statement at least once every three years.

            5. Discuss with management and the independent public accountants the effect of regulatory and accounting initiatives, including pronouncements by the Financial Accounting Standards Board, the Securities and Exchange Commission and other agencies or bodies, on the Fund's financial statements.

            6. Review disclosures made to the Committee by the Fund's Chief Executive Officer and Chief Financial Officer, or the Fund's disclosure committee or any member thereof, during their certification process for Form N-CSR, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Fund's internal controls.


                                   Exhibit A-3

            7. Review any relevant financial reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent public accountants.

            8. Obtain from the independent public accountants their recommendation regarding internal controls and other matters relating to the accounting procedures and the books and records of the Fund and the correction of controls deemed to be deficient. After the completion of the audit, the Committee shall review with the independent public accountants any problems or difficulties the independent public accountants may have encountered.

            9. Receive periodic reports from the independent public accountants regarding relationships between the independent public accountants and the Fund consistent with Independence Standards Board Standard Number 1. The Committee shall also discuss with the independent public accountants any such disclosed relationships and their impact on the independent public accountants' independence. The Committee shall take appropriate action to ensure the continuing objectivity and independence of the independent public accountants.

            10. The Committee shall have the sole authority to appoint or replace the independent public accountants (subject, if applicable, to stockholder ratification).

            11. The Committee shall be directly responsible for the compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent public accountants shall report directly to the Committee.

            12. The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Fund's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit). The Chairman of the Committee will have the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee.

            13. Adopt procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.


                                   Exhibit A-4

            14. Recommend to the Board policies for the Fund's hiring of employees or former employees of the independent public accountants who participated in any capacity in the audit of the Fund.

            15. Review with the Fund's counsel legal matters that may have a material impact on the financial statements, the Fund's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

            16. Conduct or authorize investigation into any matters within the Committee's scope of responsibilities with full access to all books, records, facilities and personnel of the Fund and direct access to the independent public accountants. The Committee has the ability to retain, at the Committee's request, special legal, accounting or other consultants, experts or advisors it deems necessary in the performance of its duties.

            17. Consider such other matters in relation to the financial affairs of the Fund and its accounts, and in relation to the audit of the Fund, as the Committee may, in its discretion, determine to be advisable.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and are in accordance with the generally accepted accounting principles. This is the responsibility of management and the independent public accountants.

         The Committee recognizes that the Fund's management is responsible for preparing the Fund's financial statements, and the independent public accountants are responsible for auditing or reviewing those financial statements in compliance with applicable law. The Committee also recognizes that management of the Fund and the independent public accountants have more time, knowledge and more detailed information on the Fund than do Committee members. Consequently, in carrying out its oversight responsibility, the Committee will not provide any special assurances as to the Fund's financial statements or any professional certification as to the independent public accountants' work. In addition, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent public accountants, or to assure compliance with laws and regulations.


The date of the adoption of this charter by the Audit Committee was September 10, 2003

The date of the adoption of this charter by the Board of Directors of the Fund was September 10, 2003.


                                   Exhibit A-5

                                                                       EXHIBIT B

                        1838 BOND-DEBENTURE TRADING FUND

                          Nominating Committee Charter
--------------------------------------------------------------------------------

I.       BASIC FUNCTION AND PURPOSE

         The role of the Nominating Committee is to:

              o   recommend, for the Board's selection, nominees for director;

              o   identify qualified individuals to become members of the Board;
                  and

              o assist the Board in determining the structure, composition and size of the Board and its committees.

II.      ORGANIZATION

         A.       Membership

                  The Nominating Committee (the "Committee") of the Board of Directors (the "Board") of 1838 Bond-Debenture Trading Fund shall consist of at least two Directors who are "Independent Directors", and each of whom is not an "interested person" as such term is defined in the Investment Company Act of 1940.

                  The Board shall determine membership on the Committee. If a Chairman of the Committee is not elected by the full Board, the members of the Committee shall designate a Chairman of the Committee by majority vote of the full Committee. A Secretary of a Committee meeting may be selected by the Chairman of the Committee. Should any member of the Committee cease to be independent, such member shall immediately resign his or her membership on the Committee. The Board may remove a member of the Committee in its discretion.

         B.       Meetings

                  The Committee shall meet at least once each year. Additional meetings may be scheduled as needed and may be called by the Chairman of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes shall be recorded by the Secretary of the Committee meeting appointed by the Chairman. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting.


                                  Exhibit B-1

III.     RESPONSIBILITIES

         A.       The Responsibilities of the Nominating Committee are:

                  o Review, advise, and make recommendations to the Board with respect to (i) the range of skills and expertise which should be represented on the Board and its committees and the eligibility criteria for Board and committee membership in accordance with the "federal securities laws"(2); (ii) the general responsibilities and functions of the Board and its members; (iii) the organization, structure, size and composition of the Board; (iv) the organization and responsibilities of appropriate committees of the Board and of Board appointed committees; and (v) the recommendations of management concerning compensation of Directors for service on the Board and its committees;

                  o determine a desirable balance of expertise among Board members, seek out possible candidates to fill Board positions, and aid in attracting qualified candidates to the Board;

                  o recommend to the Board nominees to fill vacancies on the Board;

                  o   review and monitor the orientation of new Board members;

                  o   recommend membership on Board committees;

                  o lead the Board in an annual performance review of the Board and its committees;

                  o monitor and review at least annually the performance of the officers of the Fund; and

                  o perform such other functions as may be referred to the Committee by the full Board.

         B. In the performance of the responsibilities set forth above, the Committee may:

                  o retain and terminate a search firm to be used to identify director candidates, including sole authority to approve such search firms, fees and other retention terms;

                  o delegate any of its responsibilities to subcommittees or individuals as the Committee deems appropriate; and

                  o obtain advice and assistance from fund counsel, accounting professionals or other advisers.

IV.      REPORTING RESPONSIBILITY

         Any action taken by the Committee shall be reported to the Board at the next Board meeting following such action. In addition, nomination matters may be discussed in executive session with the full Board during the course of the year.

-------------
         (2) For the purposes of these procedures, the "federal securities laws" includes, but is not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act, the 1940 Act, the Investment Advisers Act of 1940, Title V of the Gramm-Leach Bliley Act (privacy), any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act (anti-money laundering) and any rules adopted thereunder by the SEC or the Department of Treasury.

                                  Exhibit B-2

                                   APPENDIX A

 STATEMENT OF POLICY ON CRITERIA FOR SELECTING DIRECTORS AND NOMINATION PROCESS
--------------------------------------------------------------------------------

         The Nominating Committee (the "Committee") has adopted this policy statement for purposes of any required disclosure under the federal securities laws.

         The Committee believes that all candidates for nomination as a director should meet the following minimum criteria:

         o Candidates must possess the ability to apply their good faith business judgment and must be in a position to properly exercise their duties of loyalty and care.

         o Candidates should exhibit proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields.

         o Candidates should have the ability to grasp complex principles of business, finance, international transactions and the regulatory environment in which investment companies must operate.

         o Candidates should have the ability to read and understand basic financial statements.

         o In general, candidates will be preferred who hold an established senior or executive level position in business, finance, law, education, research or government.

         The Committee intends to follow the process outlined below in selecting director candidates for nomination by each Board:

         o In the case of new director candidates, the Committee will first determine whether the candidate must not be considered an "interested person" under the Investment Company Act, which determination will be based upon the Funds' charter and bylaws, applicable securities laws, the rules and regulations of the SEC, and the advice of counsel.

         o The Committee will then use its and management's network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

         o The Committee will then conduct a process of making a preliminary assessment of each candidate based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information.

         o This information will be evaluated against the criteria set forth above and the specific needs of the Funds at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Funds may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.

         o On the basis of information learned during this process, the Committee will determine which nominee(s) to recommend to the Board for election at the appropriate Board or shareholder meeting.

                                  Exhibit B-3

                                                                       EXHIBIT C

                        1838 BOND-DEBENTURE TRADING FUND

                          INVESTMENT ADVISORY AGREEMENT

                  AGREEMENT, made by and between 1838 BOND-DEBENTURE TRADING FUND, a Delaware corporation (hereinafter called the "Fund"), and 1838 INVESTMENT ADVISORS, LP, a Delaware limited partnership (hereinafter called the "Investment Adviser").

                              W I T N E S S E T H:


                  WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities, and the Investment Adviser is a registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and engages in the business of providing investment management services; and

                  WHEREAS, the Fund has selected the Investment Adviser to serve as the investment adviser for the Fund;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

                  1. The Fund hereby employs the Investment Adviser to manage the investment and reinvestment of the Fund's assets and to administer its affairs, subject to the direction of the Board of Directors and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Directors of the Fund with such information and reports regarding the Fund's investments as the Investment Adviser deems appropriate or as the Directors of the Fund may reasonably request. Subject to compliance with the requirements of the 1940 Act, the Investment Adviser may retain as a sub-adviser to the Fund, at the Investment Adviser's own expense, any investment adviser registered under the Advisers Act.


                                  Exhibit C-1

                  2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; and taxes. Officers and employees of the Investment Adviser may be trustees, directors, officers and employees of the funds of which the Investment Adviser serves as investment adviser. Officers and employees of the Investment Adviser who are directors, officers and/or employees of the Fund shall not receive any compensation from the Fund for acting in such dual capacity.

                  In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Adviser may share facilities common to each, with appropriate proration of expenses between them.

                  3. (a) The Investment Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the primary objective of obtaining the best available prices and execution, the Investment Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Investment Adviser, or to any other fund for which the Investment Adviser provides investment advisory services and/or with broker-dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Adviser provides investment advisory services. Broker-dealers who sell shares of the funds of which the Investment Adviser is investment adviser shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

                     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction in such instances where the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund and to other funds for which the Investment Adviser exercises investment discretion.

                                  Exhibit C-2

                  4. As compensation for the services to be rendered to the Fund by the Investment Adviser under the provisions of this Agreement, the Fund shall pay to the Investment Adviser from the Fund's assets, on the last day in each month on which the New York Stock Exchange is open for trading, an annual fee at the rate of 5/8 of 1% of the first $40,000,000 of the net asset value of the Fund on such day and 1/2 of 1% of the net asset value of the Fund on such day in excess of $40,000,000. The net asset value of the Fund shall be defined as the total assets of the Fund, less its liabilities, and shall be determined in accordance with any instructions of the Board of Directors.

                  If this Agreement shall become effective subsequent to the first day of the month, or shall terminate before the last day of the month, the Investment Adviser's compensation for such fraction of the month shall be determined by applying the foregoing percentages to the average of the weekly net asset values of the Fund during such fraction of a month (or if none, to the net asset value of the Fund as calculated on the last day of the preceding month on which the New York Stock Exchange was open for trading) and in the proportion that such fraction of a month bears to the entire month.

                  If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

                  5. The services to be rendered by the Investment Adviser to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  6. The Investment Adviser, its officers, employees, and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

                  7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Investment Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

                  8. The Fund agrees that, in the event that the Investment Adviser ceases to be the Fund's investment adviser for any reason, the Fund will (unless the Investment Adviser otherwise agrees in writing) promptly take all necessary steps to propose to the Fund's shareholders at the next regular meeting that the Fund change to a name not including the word "1838." The Fund agrees that the word "1838" in the Fund's name is derived from the name of the Investment Adviser and is the property of the Investment Adviser for copyright and all other purposes and that therefore such word may be freely used by the Investment Adviser as to other investment activities or other investment products.

                                  Exhibit C-3

                  9. This Agreement shall be executed and become effective as of the date written below. It may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Adviser of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

                  10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

                  11. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meanings defined in the 1940 Act.



                                  Exhibit C-4

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be signed on their behalf by their respective officers thereunto duly authorized all as of _______, 2004.

                                       1838 BOND-DEBENTURE TRADING FUND


                                       By ____________________________________
                                          John H. Donaldson
                                          President

                                       1838 INVESTMENT ADVISORS, LP

                                       By: Andover Management LLC
                                           its General Partner


                                       By: ___________________________________
                                           Timothy J. Carver, Manager



                                  Exhibit C-5

                                                                   FORM OF PROXY

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       OF 1838 BOND-DEBENTURE TRADING FUND

 P The undersigned hereby appoints John H. Donaldson and W. Thacher Brown, each of them attorneys, with full powers of substitution and revocation, to
 R attend the Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund on July 20, 2004 and any adjournments thereof and thereat to vote all
 O shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual
 X Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.
 Y
    If more than one of said attorneys or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

    ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

    IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED DIRECTORS, AUTHORITY FOR VOTING IN FAVOR OF A NEW ADVISORY AGREEMENT, AND WILL BE VOTED FOR ITEM 3.


    You are encouraged to specify your choices by marking      ---------------
    the appropriate boxes on the reverse side, but you need      SEE REVERSE
    not mark any box with regard to a particular proposal if        SIDE
    you wish to vote FOR such proposal. The Proxies cannot     ---------------
    vote your shares unless you sign and return this card.

                                                                      6427
                                                                      ----------
------------------------------------
          PLEASE MARK YOUR VOTES AS
          IN THIS EXAMPLE.
------------------------------------

                FOR all nominees listed        WITHHOLD authority
                (except as indicated to the    to vote for all nominees
                contrary below)                listed hereon.


1. Election of   [ ]                           [ ]                         NOMINEES:
   Directors.                                                              01. W. Thacher Brown       03. Morris Lloyd, Jr.
                                                                           02. John Gilray Christy    04. J. Lawrence Shane



                                                                      FOR       AGAINST       ABSTAIN

2. New Investment Advisory Agreement                                  [ ]         [ ]           [ ]



                                                                      FOR       AGAINST       ABSTAIN

3. In their discretion, the proxies are authorized to vote upon       [ ]         [ ]           [ ]
   such other business as may properly come before the meeting





                                                                       Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator,
                                                                       trustee or guardian, please give full title as such.

                                                                       ___________________________________________________________

                                                                       ___________________________________________________________
                                                                             SIGNATURE(S)                        DATE

1 8 3 8

BOND-DEBENTURE TRADING FUND

                        1838 BOND-DEBENTURE TRADING FUND

Dear Shareholder:

1838 Bond-Debenture Trading Fund encourages you to take advantage of new and convenient ways to vote your shares. You can vote your shares electronically through the Internet or the telephone, 24 hours a day, 7 days a week. This eliminates the need to return the proxy card.

To vote your shares by these means, please use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system. To ensure that your vote will be counted, please cast your Internet or telephone vote before 12:00 a.m. on July 20, 2004.

1. To vote over the Internet:
      * Log on the Internet and go to the web site HTTP://WWW.EPROXYVOTE.COM/BDF

2. To vote by Telephone:
      * On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683)
      * Outside of the U.S. and Canada call 201-536-8073.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.